                                                                     EXHIBIT 4.1

                                LOGO UNITED ROAD SERVICES, INC.
COMMON STOCK                                                        COMMON STOCK

TC
                                UNITED ROAD SERVICES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 911384 10 5

THIS IS TO CERTIFY THAT





is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF THE COMMON STOCK OF

                          UNITED ROAD SERVICES, INC.

transferable on the books of the corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this Certificate, consents to and agrees to be bound by all of said provisions.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal and the facsimile signatures of its duly authorized officers.

Dated

                  See additional information on reverse side


                          UNITED ROAD SERVICES, INC.
                                   CORPORATE
                                     SEAL
                                 JULY 25, 1997
                                   DELAWARE

/s/ Edward T. Sheehan                            /s/ Edward T. Sheehan
SECRETARY                                     CHAIRMAN & CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                TRANSFER AGENT AND REGISTRAR

BY


                                                            AUTHORIZED SIGNATURE
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -       as tenants in common
TEN ENT -       as tenants by the entireties
JT TEN  -       as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT-               Custodian
                  --------------           --------------------------
                     (Cust)                          (Minor)
                  under Uniform Gifts to Minors
                  Act
                      ----------------------
                           (State)

    Additional abbreviations may also be used though not in the above list.



     For value received, ___________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[________________________________]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________



         -----------------------------------------------------------------------
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.